STATEMENT OF ADDITIONAL INFORMATION

Dated March 2, 2010

PFW WATER FUND

and

MONTECITO FUND

Each a Series of

The Santa Barbara Group of Mutual Funds, Inc.

1270 Hillcrest Avenue

Pasadena, California 91106

1-800-723-8637

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the PFW Water Fund and the Montecito Fund dated June 29, 2009. This SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended March 31, 2009. You may obtain a copy of the Prospectus or Annual Report, free of charge, by writing to the Santa Barbara Group of Mutual Funds, Inc., c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the PFW Water Fund and the Montecito Fund is incorporated herein by reference for all purposes, and all defined terms in the Prospectus have the same meanings and are used in this SAI for the same purposes.

TABLE OF CONTENTS

About the Funds	3
Investment Policies	3
Investment Restrictions	13
Disclosure of Portfolio Holdings	15
Fund Manager	16
Operating Services Agreement	17
Directors and Officers	18
Compensation of Directors	20
Control Persons and Principal Holders of the Fund	20
Proxy Voting Policies and Procedures……………………………..........	21
Purchasing and Redeeming Shares	21
Tax Information	22
Custodian	24
Custody Administrator … …………………………………………........	24
Transfer Agent	24
Administration	24
Compliance Services ……………………………………………….......	25
Portfolio Managers	25
Brokerage Allocation and Portfolio Transactions	26
Distributor	27
Independent Registered Public Accounting Firm	28
Distribution Plans	28
Financial Statements	26
Appendix A	30

ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), an open-end investment management company, currently comprised of the PFW Water Fund (formerly known as the SBG Growth Fund from June 1, 2007 until July 31, 2007 and as the Bender Growth Fund prior to June 1, 2007) and The Montecito Fund (each a “Fund,” together the “Funds”), was incorporated in Maryland on December 30, 1992.  "PFW" in the PFW Water Fund's name refers to "Portfolio From Water." The affairs of the Company are managed by the Company’s Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund, including agreements with each Fund’s custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract contradicts such statutes, the contract would be unenforceable.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund).  Currently, there are two series being offered by the Company.  Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Company will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended (“1940 Act”).  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act.

Pursuant to Rule 17j-1 under the 1940 Act, the Company, the investment adviser to the Funds and the Funds’ principal underwriter has each adopted a Code of Ethics that governs certain personal investment activities of a person having access to investment information of the Funds.  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests.  You may obtain a copy of the code from the Securities and Exchange Commission.

INVESTMENT POLICIES

Each Fund’s investment objective and the manner in which each Fund pursues its investment objectives are generally discussed in the Prospectus.  This section provides additional information concerning the Funds’ investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.

The PFW Water Fund’s investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund’s outstanding shares.  As used in this SAI and the Prospectus, a “majority of the Fund’s outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The Montecito Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. government securities.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  Securities guaranteed by the U.S. government include:

(i) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

For more detailed information regarding the characteristics of securities issued by U.S. government agencies and instrumentalities, please read the section of this Statement of Additional Information entitled MORTGAGE-BACKED SECURITIES.

COMMERCIAL PAPER

Each Fund may invest in commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Funds may invest in commercial paper, which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

The PFW Water Fund may invest up to 25% and the Montecito Fund may invest up to 15% of the value of their respective total assets in securities of foreign issuers represented by American Depositary Receipts listed on a U.S. domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than larger U.S. exchanges and markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.  Neither Fund will purchase portfolio securities while borrowings exceed 5% of its total assets.  Fund borrowings may be unsecured.  The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed.  If a Fund's asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund.  Money borrowed will be subject to interest costs, which may or may not be recovered by an appreciation of the securities purchased.  The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowing, pledge securities owned by the Fund as collateral.

EXCHANGE TRADED FUNDS

Each Fund may invest in a range of exchange-traded funds ("ETFs").  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund Manager believes it is in the Fund's interest to do so.  A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although each Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, a Fund may only invest up to 5% of its total assets in the securities of any one investment company (the “5% Limitation”), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “10% Limitation”).

However, each Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.  In addition, each Fund may rely on Rule 12d1-1, which allows a Fund to invest in money market funds without limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds, or the Fund's adviser waives its advisory fees in an amount necessary to offset any sales charge or service fee.

EQUITY SECURITIES

Each Fund will invest in equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Common stocks generally have voting rights.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them.  Rights are similar to warrants, but normally have shorter durations and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula.  A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund Manager.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole, and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

CORPORATE DEBT SECURITIES

Each Fund may invest in corporate debt securities.  Corporate debt securities are bonds, non-convertible preferred stock that have fixed dividends and give the issuer the right to redeem the stock at a specified date and price, and notes issued by businesses in order to finance credit needs.  Corporate debt securities also include commercial paper.

Corporate debt securities also include zero coupon securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the values of certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

The Montecito Fund will invest only in investment grade debt securities.  The Fund Manager  considers corporate debt securities to be of investment grade quality if they are rated in the investment grade categories by S&P or Moody’s Investors Services, Inc. ("Moody’s"), or if unrated, are determined by the Fund Manager to be of comparable quality.

REPURCHASE AGREEMENTS

The Funds may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transactions entered into by the Funds require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value.  However, the Funds intend to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund Manager to be creditworthy.  The Fund Manager  monitors the creditworthiness of the banks and securities dealers with which the Funds engages in repurchase transactions.  The Funds may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, including fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

ILLIQUID AND 144A SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Manager may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Manager will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Manager will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Manager determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Manager to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

MORTGAGE-BACKED SECURITIES

The Montecito Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by U.S. governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.    The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans issued by the U.S. government or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (“Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles its registered holder to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act (the "FHLB Act").  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance  serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the FHLB Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the FHLB Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

STRIPS

The Montecito Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities).  The Federal Reserve creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Montecito Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Montecito Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading; and

•

more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

INVESTMENT RESTRICTIONS

The PFW Water Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities.  The Fund may not:

1.

invest less than 25 % of its total assets in the water supply industry and industries related thereto;  invest 25 % or more of its total assets in any one industry (other than the water supply industry and industries related thereto). (Securities issued or guaranteed by the United States government, its agencies or instrumentalities or repurchase agreements are not considered to represent industries for purposes of this restriction.);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;

5.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing non - publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

6.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9.

invest in commodities, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, futures contracts, and options on futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the PFW Water Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.   invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

2.   invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange.  For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

3.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management.

4.

pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 under “fundamental restrictions” above.

80% NON - FUNDAMENTAL INVESTMENT POLICY FOR THE PFW WATER FUND:

The PFW Water Fund has adopted a nonfundamental 80% investment policy that may be changed by the Board of Trustees without shareholder approval.  Shareholders will be provided with at least 60 days' prior notice of any change in the Fund's nonfundamental investment policy.  The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The PFW Water Fund's 80% nonfundamental investment policy is, "Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in water-related companies."

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Montecito Fund may not:

1.

make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

5.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); or

7.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management;

2.

invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; or

3.

mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

 With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

DISCLOSURE OF PORTFOLIO HOLDINGS

No sooner than 60 days after the end of each fiscal quarter, the Funds will make available to each shareholder upon request a complete schedule of their portfolio holdings, as of the end of the previous fiscal quarter. The Funds have an ongoing arrangement to provide portfolio holdings information to rating agencies such as Lipper and Morningstar, with the understanding that such holdings will be posted or disseminated to the public by the rating agency at any time.  Portfolio holdings information will be provided to rating agencies at the same time that it is provided to shareholders, that is, at least 60 days after the end of each fiscal quarter.

The Funds also have ongoing relationships with their service providers to release portfolio holdings information on a daily basis in order for those parties to perform duties on behalf of the Fund.  These third party servicing agents are the Fund Manager, Transfer Agent, Distributor and Custodian as these terms are defined in this Statement of Additional Information.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisors.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.  The Funds will provide portfolio information to service providers only when there is a legitimate business reason for the disclosure and the information is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Funds believe, based upon their size and operations, that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.  Neither the Funds nor their service providers (other than the Fund Manager as specified below) may provide material information regarding the Funds’ portfolio holdings to third parties not mentioned above.

The Fund Manager may disclose information to broker-dealers as desirable for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of securities.  In addition, the information may be disclosed to broker-dealers so that they may assist the portfolio managers with trading such securities.

The Funds are prohibited from entering into any arrangements with any person to disclose information about the Funds’ portfolio holdings without the specific approval of the Co-Presidents of the Company.  Such disclosure may be made only when the Company has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement.  For example, disclosure may be made to a newly hired sub-adviser prior to commencement of its duties.  The Fund Manager must submit any proposed arrangement pursuant to which the Fund Manager intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund Manager, or any affiliated person of the Fund, or the Fund Manager. Additionally, the Funds, the Fund Manager, and any affiliated persons of the Fund Manager, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

FUND MANAGER

Hillcrest Wells Advisors, LLC (the “Fund Manager”) is organized under the laws of the State of California as a limited liability company, and is registered as an investment adviser with the Securities and Exchange Commission.  The Fund Manager manages the general business affairs and the investment operations of the Funds pursuant to an investment advisor agreement with the Company dated January 19, 2010 (the “Advisor Agreement”).  Richard J. Capalbo and Rodney D. Hagenb u ch are officers and members of the Fund Manager.  Accordingly, each of those persons is considered an “affiliated person” of the Company, as that term is defined in the 1940 Act.  Mr. Capalbo is a controlling member of the Fund Manager as well as a Director of the Company.

The Advisor Agreements

Under the Advisor Agreement, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the PFW Water Fund’s net assets.  The Fund Manager has only recently been engaged to manage the PFW Water Fund and has not been paid any advisory fees as of the date of this Statement of Additional Information.

Under the Advisor Agreement, the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Montecito Fund’s average daily net assets, and 0.25% on average daily net assets in excess of $100 million.  The Fund Manager has only recently been engaged to manage the Montecito Fund and has not been paid any advisory fees as of the date of this Statement of Additional Information.

Prior to January 19, 2010, SBG Capital Management, Inc. (the “Prior Fund Manager”) managed the general business affairs and the investment operations of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the PFW Water Fund, and dated April 1, 2002 for the Montecito Fund (the “Prior Advisor Agreements”).  For its fiscal years ending March 31, 2007, 2008 and 2009, the PFW Water Fund paid $90,554, $69,662 and $78,352, respectively, in advisory fees to the Prior Fund Manager. For the fiscal years ending March 31, 2007, 2008 and 2009, the Montecito Fund paid $28,198, $38,731 and $31,669 in advisory fees to the Prior Fund Manager.

Under the terms of the Advisor Agreement, the Fund Manager will provide or arrange to be provided to each Fund such investment advice as the Fund Manager deems advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board of Directors. Neil D. Berlant is the portfolio manager responsible for the day-to-day management of the PFW Water Fund.  Blake T. Todd is the portfolio manager responsible for the day-to-day management of the Montecito Fund.

The Advisor Agreement provides that the Fund Manager will not be liable for any damages, expenses or losses incurred by the Company in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Fund Manager’s duties under the Agreement, or by reason of reckless disregard by any of such persons of the Fund Manager’s obligations and duties under the Agreement.

The Advisor Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisor Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, (i) the Board of Directors, (ii) a vote of the majority of the outstanding voting securities of the applicable Fund, or (iii) the Fund Manager.

The Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreement provides that the Fund Manager may delegate responsibility for the management of a Fund to a sub-advisor.

The PFW Water Fund

Prior to June 1, 2007, the PFW Water Fund was known as the Bender Growth Fund and was sub-advised by Robert Bender & Associates, Inc. ("Bender & Associates").  Pursuant to an Investment Sub-Adviser Agreement dated September 30, 1998, Bender & Associates was entitled to receive a monthly fee at an annual rate of 0.40% of the Fund’s average daily net assets from the Fund Manager.  Pursuant to an Expense Reduction Agreement dated may 20, 2005, Bender & Associates had agreed that no monthly fees would be paid to Bender & Associates for the first $10 million in average daily net assets and that, effective August 1, 2005, Bender & Associates would receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate daily net assets greater than $10,000,000.  For the fiscal years ended March 31, 2007 and 2008, Bender & Associates received $29,740 and $2,079, respectively from the Fund Manager. The sub-advisory agreement between the Fund Manager and Bender & Associates was not renewed and the Fund Manager began managing the Fund without a sub-advisor on June 1, 2007.

The Montecito Fund

From November 1, 2005 to November 15, 2006, the Montecito Fund was sub-advised by Seidler Investment Advisors Incorporated ("Seidler"), which was entitled to receive a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets from the Fund Manager.  Seidler had agreed that it would receive no monthly fee on the first $10 million in average daily net assets, but would receive a monthly fee at an annual rate of 0.25% on the first $10 million in average daily net assets once the Fund’s average daily net assets exceeded $70 million.  For the fiscal period ended and March 31, 2007, Seidler did not receive any sub-advisory fees from the Fund Manager.

OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Fund Manager (“Services Agreement”) dated January 19, 2010.  Under the terms of the Services Agreement, the Fund Manager, provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to:

1.	accounting	6.	custodial
2.	administrative	7.	fund share distribution
3.	legal	8.	shareholder reporting
4.	dividend disbursing and transfer agent	9.	sub-accounting, and
5.	registrar	10.	record keeping services

Under the Services Agreement, the Fund Manager may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Funds.  The Fund Manager is responsible for compensating such parties. Under the Services Agreement, for administrative services rendered to the PFW Water Fund by the Fund Manager, the PFW Water Fund pays the Fund Manager 0.75% annually on net assets.  Prior to August 1, 2007, the PFW Water Fund paid the Fund Manager the following fees: 1.10% annually on Class A net assets 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually on net assets.  The Fund Manager has only recently been engaged by the Funds and has not been paid any service fees as of the date of this Statement of Additional Information.

Prior to January 19, 2010, the Company had an Operating Services Agreement with the Prior Fund Manager (the “Prior Services Agreement”) dated September 30, 1998, as amended August 1, 2007.  For its fiscal years ended March 31, 2007, 2008 and 2009, the PFW Water Fund paid the Prior Fund Manager service fees of $287,092, $137,757 and $117,530, respectively.  For the fiscal years ended March 31, 2007, 2008 and 2009, the Montecito Fund paid the Prior Fund Manager a service fee of $60,157, $82,627 and $67,559, respectively.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors.  The Directors of the Company, including those Directors who are also officers, are listed below.

Independent Directors:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by Director
Martha Harris Thompson 843 S Orange Grove Blvd., Pasadena CA 91105-1738 Age: 73	Director	Indefinite/ Since January 2010	Stockbroker, Western International Securities (1996-2008); Stockbroker, Associated Securities (2008-July 2009)	2	None
Louis F. Moret 5439 Dahlia Drive Los Angeles, CA 90041 Age: 64	Director	Indefinite/ Since January 2010	Retired	2	Member, Board of Administr-ation, CalPERS (2008-present); Member, Board of Directors, Lasair (2007-present)
Robert K. Murray 8950 Abbotsford Terrace Fort Meyers, FL 33912 Age: 68	Director	Indefinite/ Since January 2010	Registered Representative, Cazenave, Inc. (broker-dealer) (1991-present)	2	None

Interested Director:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by Director
Richard Capalbo[1] 1270 Hillcrest Avenue Pasadena, CA 9110 6 Age: 63	Director; President, Treasurer, Secretary, Chief Compliance Officer	Indefinite/ Since January 2010	Richard Capalbo Enterprise Consulting (practice management consulting firm) (2006-present); The Quantum Group (practice management consulting firm) (1998-2006).	2	None

 1Richard J. Capalbo is an “interested person” as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with Hillcrest Wells Advisors, LLC.

COMPENSATION OF DIRECTORS

Each Independent Director currently receives a fee of $250 for each Board meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds.  None of the Directors received a fee for the fiscal year ended March 31, 2009 because they only recently joined the Board; however, the following table sets forth information regarding the estimated compensation of Directors to be paid by the Company for the fiscal year ended March 31, 2010:

Name of Director	Compensation from Fund Complex	Pension Benefits	Annual Benefits	Total Compensation Paid to Director
Robert K. Murray	$1,000	$0	$0	$1,000
Louis F. Moret	$1,000	$0	$0	$1,000
Martha Harris Thompson	$1,000	$0	$0	$1,000

The Company's audit committee consists of Robert K. Murray, Louis F. Moret and Martha Harris Thompson.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held two meetings during the fiscal year ended March 31, 2009.

The following table provides information regarding shares of the Funds owned by each Director as of December 31, 2008:

Name	Dollar Range of Shares in the PFW Water Fund	Dollar Range of Shares in the Montecito Fund	Aggregate Dollar Range of Shares in the Complex
Richard J. Capalbo	$0	$0	$0
Robert K. Murray	$0	$0	$0
Louis F. Moret	$0	$0	$0
Martha Harris Thompson	$0	$0	$0

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.

As of January 19, 2010, the Directors and Officers owned, as a group, less than 1% of the PFW Water Fund and less than 1% of the Montecito Fund. As of June 15, 2009, the following persons owned, beneficially or of record, 5% or more of a class of shares of a Fund.

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned

Schwab-Bender	PFW Water Fund –Class A	10.28%	8.27%
101 Montgomery Street
San Francisco, CA 94104-4222

John F. Wilson	Montecito Fund – Class A	5.49%	5.49%
P.O. Box 278
Rancho Mirage, CA 92270

Crowell, Weedon & Co.	Montecito Fund – Class A	9.89%	9.89%
624 S. Grand Avenue, Ste. 2510
Los Angeles, CA 90017

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Company’s bylaws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund Manager.  The Fund Manager will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Fund Manager may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Fund Manager or an affiliated person of the Fund Manager.  In such a case, the Company’s policy requires that the Fund Manager abstain from making a voting decision and to forward all necessary proxy voting materials to the Company to enable the Board of Directors to make a voting decision.  When the Board of Directors is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon will be permitted to participate in the decision of how the Fund’s vote will be cast.

The Fund Manager's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds is contained in the Prospectus.  Upon request, the initial sales load is waived for the officers and Directors (and immediate family members of the officers and Directors) of the Company, and for employees (and immediate family members of employees) of the advisers, distributor, transfer agent, fund accountant, administrator, and their respective affiliates. In addition, please note that dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Neither Fund will issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

Redemptions will be made at net asset value ("NAV").  Each Fund’s NAV is determined on days on which the New York Stock Exchange is open for trading.  For purposes of computing the NAV of a share of each of the Funds, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund Manager, subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange (“NYSE”) is open.  The Fund’s share prices or NAV is normally determined as of 4:00 p.m., Eastern time.  Each Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

TAX INFORMATION

The Funds have qualified, and intend to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders.  To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to federal income tax on the income so distributed.  However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost.  However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder.  Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund’s shares.  Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Funds.

Dividends.  A portion of each Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund’s income is derived from qualifying dividends.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution.  Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.  If a shareholder receives a long-term capital gain distribution on shares of either Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

Capital Loss Carryforwards.  As of March 31, 2009, the PFW Water Fund and the Montecito Fund had, for federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013	2017	Total
PFW Water Fund	$1,608,244	$1,784,760	$3,197,676	$3,160,562	-	$9,751,242
The Montecito Fund	-	-	-	-	$595,747	$595,747

CUSTODIAN

The Bank of New York Mellon, (“BNY”), One Wall Street, New York, NY 10286, acts as custodian for the Funds.  As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with BNY, the Administrator serves as custody administrator on behalf of the Funds, and performs certain tasks on behalf of BNY, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

TRANSFER AGENT

Gemini Fund Services, LLC ("GFS"), 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Company. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

ADMINISTRATION

GFS also acts as Administrator to the Funds pursuant to a written agreement with the Company.  GFS supervises all administrative aspects of the operations of the Funds except those performed by the Fund Manager.  As administrator, GFS is responsible for:

(1)

calculating each Fund’s NAV;

(2)

preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act;

(3)

preparing financial statements contained in reports to stockholders of the Funds;

(4)

preparing the Funds' federal and state tax returns;

(5)

preparing reports and filings with the Securities and Exchange Commission;

(6)

preparing filings with state Blue Sky authorities; and

(7)

maintaining each Fund’s financial accounts and records.

For the services to be rendered as administrator, GFS receives an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month.  For its fiscal years ended March 31, 2007, 2008 and 2009, the Fund Manager paid GFS $98,504, $138,556 and $52,786, respectively. Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

COMPLIANCE SERVICES

Pursuant to a Compliance Service Agreement with the Company, Northern Lights Compliance Services, LLC, ("NLCS”) an affiliate of GFS, provides a Chief Compliance Officer to the Company.  Under the terms of the Agreement, NLCS is paid an annual fee by the Fund Manager, and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

Neil D. Berlant is the portfolio manager of the PFW Water Fund and has been responsible for the day-to-day management of the Fund since June 1, 2007. As of March 31, 2009, Mr. Berlant was responsible for the management of the following types of accounts in addition to the PFW Water Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Neil D. Berlant
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	140	$58.5 million	N/A	N/A

Blake T. Todd is the portfolio manager of the Montecito Fund and has been responsible for the day-to-day management of the Fund since November 1, 2005. As of March 31, 2009, Mr. Todd was responsible for the management of the following types of accounts in addition to the Montecito Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Blake T. Todd
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	41	$14 million	N/A	N/A

Conflicts of Interest

As indicated in the tables above, a portfolio manager employed by the Fund Manager may manage numerous accounts for multiple clients for which the Fund Manager also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers employed by the Fund Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by the Fund Manager involves the execution of portfolio trades for clients.  The Fund Manager uses systems for executing trades that are reasonably designed to provide fair treatment for each of its accounts.

In addition, each portfolio manager is also a registered representative of the brokerage firm Crowell Weedon & Co. and makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds.  This may create potential conflicts of interests that may cause the portfolio manager to recommend to his brokerage clients purchases of shares of his managed Fund since each portfolio manager is compensated by the Fund Manager based on a percentage of his managed Fund's assets.  This may also create potential conflict of interests if the portfolio manager selects a security for purchase by his managed Fund and simultaneously recommends that the same security be sold by his brokerage client, due to different investment goals between the managed Fund and the brokerage client.   If any potential conflicts of interest arise between the managed Fund and the managed brokerage accounts, the portfolio managers will proceed in a manner that ensures that their managed Fund will not be materially treated less favorably.

Compensation

Mr. Berlant and Mr. Todd’s compensation is based on a percentage of the applicable Fund’s assets over $10 million.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the PFW Water Fund and the portfolio manager of the Montecito Fund as of March 31, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Neil D. Berlant	$10,001-$50,000
Blake T. Todd	$100,001-$500,000

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Fund Manager is responsible for investment decisions and for the execution of each Fund’s portfolio transactions.  The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, the Fund Manger seeks to obtain the best price and execution for its transactions.  While the Fund Manager generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the Fund Manager may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Fund Manager.  Information so received will be in addition to and not in lieu of the services required to be performed by the Fund Manager under its Advisor Agreement and the expenses of the Fund Manager will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and the Fund Manager, the Fund Manager has advised that such information is, in its opinion, only supplementary to the Fund Manager’s own research activities and the information must still be analyzed, weighed and reviewed by the Fund Manager.  During the fiscal years ended March 31, 2007, 2008 and 2009, the PFW Water Fund paid brokerage commissions of $21,923, $28,345 and $14,522, respectively.  During the fiscal years ended March 31, 2007, 2008 and 2009, the Montecito Fund paid brokerage commissions of $4,180, $21,504 and $7,267, respectively.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or its affiliates.  The Fund Manager may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the Fund Manager may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

It is anticipated that the PFW Water Fund’s annual portfolio turnover rates will not exceed 100%.  However, the PFW Water Fund's portfolio turnover may be higher during the current fiscal year due to the new portfolio manager, new investment strategies and expectations of significant inflows to the Fund from net purchases of Fund shares.  The Montecito Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.

DISTRIBUTOR

Capital Research Brokerage Services, LLC (the “Distributor") located at 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105, acts as principal underwriter for the Funds.  The Distributor facilitates the registration of each Fund’s shares under state securities laws and assists in the sale of shares.  The Distributor is compensated by the Fund Manager for its services to the Funds under a written agreement for such services.  For the fiscal years ended March 31, 2007, 2008 and 2009, the Distributor received $18,527, $8,400 and $8,400,100, respectively from the Fund Manager for underwriting services provided to the Funds.

The following table represents all commissions and other compensation received by the Distributor, who is an affiliated person of the Funds, during the fiscal year ended March 31, 2009:

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Capital Research Brokerage Services, LLC	$20,302	$0	$8,645	$8,400

(1)  This amount includes a monthly minimum fee of $700, which Capital Research Brokerage Services, LLC, receives from the Fund Manager for acting as distributor to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 serves as the Company's independent registered public accounting firm and audited the Funds’ financial statements for its fiscal year ended on March 31, 2009 and has been selected to again serve in that capacity for the Funds’ fiscal year ending March 31, 2010.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) whereby each Fund pays 0.25% per annum of that Fund’s average daily net assets for each of its share classes for shareholder servicing activities. Under its Plan, the PFW Water Fund pays an additional 0.75% per annum of that Fund’s average daily net assets for its Class C shares.   Under the Plan adopted by the PFW Water Fund, the fee is paid to the Distributor.  Under the Plan adopted by the Montecito Fund, the fee is paid to the Fund Manager.  The fees are used by the Fund Manager and Distributor to compensate dealers and others for providing services relating to the distribution of that Fund’s shares.  The fees are paid on a quarterly basis, based on each Fund’s average daily net assets attributable to the applicable class of shares.

Pursuant to the respective Plan, the Fund Manager or Distributor is entitled to a fee each month for expenses incurred in the distribution and promotion of the applicable Fund’s shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager or Distributor without any additional payments by the Funds.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager or Distributor for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

To the extent that each Fund, the Fund Manager, other parties on behalf of either of the Funds, or the Distributor make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments will be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the non-interested Directors.  The Plans may be terminated at any time, without any penalty: (i) by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the operation of the Plan; or (ii) by vote of a majority of the outstanding shares of each Fund, or any class of a Fund with respect to the provisions of the Plan affecting that class. The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager and the Distributor are required to report in writing to the Board of Directors of each Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

During the fiscal year ended March 31, 2009, the PFW Water Fund and the Montecito Fund paid $62,381 and $26,390 respectively in 12b-1 Fees. The PFW Water Fund's 12b-1 fees were paid as follows:  Class A shares - $30,800, Class Y shares - $641 (1) and Class C shares - $30,940.  The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2009 were spent in approximately the following ways: (i) 11% as compensation to the Fund Manager and the Distributor and (ii) 89% as compensation to broker-dealers. During the fiscal year ended March 31, 2008, the PFW Water Fund and the Montecito Fund paid $65,502 and $32,276, respectively in 12b-1 Fees. The PFW Water Fund's 12b-1 fees were paid as follows:  Class A shares - $15,889, Class Y shares - $8,662(1) and Class C shares - $40,951.  The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2008 were spent in approximately the following ways: (i) 11% as compensation to the Fund Manager and the Distributor and (ii) 89% as compensation to broker-dealers.  During the fiscal year ended March 31, 2007, the PFW Water Fund and the Montecito Fund paid $115,471 and $23,499, respectively in 12b-1 Fees. The PFW Water Fund's 12b-1 fees were paid as follows:  Class A shares - $6,121, Class Y shares - $15,815 and Class C shares - $93,535.   The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2007 were spent in approximately the following ways: (i) 13% as compensation to the Fund Manager and the Distributor and (ii) 87% as compensation to broker-dealers.

FINANCIAL STATEMENTS

The financial statements of the Funds’ for the year ended March 31, 2009 and the registered independent public accountant’s report dated June 1, 2009 are incorporated herein by reference.  The Company will provide the Annual Report without charge upon request in writing or by telephone.

(1)  The sale of Class Y shares of the PFW Water Fund was suspended on April 30, 2008.

APPENDIX A

HILLCREST WELLS ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted January 19, 2010)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SBG Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.